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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):       April 28, 1999
                                                     ------------------------


                                    RPM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                        0-5132                      34-6550857
----------------               ------------               -------------------
(State or other                (Commission                 (I.R.S. Employer
 jurisdiction of               File Number)               Identification No.)
 incorporation)


         2628 Pearl Road, P.O. Box 777, Medina, Ohio             44258
--------------------------------------------------------------------------------
          (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:       (330) 273-5090
                                                     -------------------------



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ITEM 5.      OTHER EVENTS.
             -------------

         On April 28, 1999, RPM, Inc. (the "Company") issued a news release, a copy of which is filed herewith as Exhibit 99.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
             -------------------------------------------------------------------

      (a)    Not applicable

      (b)    Not applicable

      (c)    Exhibits.

         Number            Description
         ------            -----------

         99                Press release, dated April 28, 1999


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                                    SIGNATURE
                                    ---------



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         RPM, INC.


Date:  May 10, 1999                      By:/s/ Frank C. Sullivan
                                            ---------------------------
                                            Frank C. Sullivan
                                            Executive Vice President
                                            and Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------

Number            Description
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99                Press release, dated April 28, 1999


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